UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 15, 2004

WACCAMAW BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

NORTH CAROLINA		52-2329563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 N. Powell Boulevard Whiteville, N.C.	28472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(910) 641-0044

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

The purpose of this Current Report on Form 8-K is to file Waccamaw Bankshares, Inc. Quarterly Performance Summary for the third quarter of 2004.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on October 15, 2004.

WACCAMAW BANKSHARES, INC.

Date: October 15, 2004		/s/ James G. Graham
	By:	James G. Graham
	Its:	President & CEO

EXHIBIT INDEX

Exhibit 99     Quarterly Performance Summary issued October 15, 2004